UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23754

SEI EXCHANGE TRADED FUNDS

(Exact name of registrant as specified in charter)

 SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2025

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Shareholder Report: September 30, 2025

SEI DBi Multi-Strategy Alternative ETF

SEI Exchange Traded Funds - QALT

Principal Listing Exchange: NASDAQ

Fund Overview

This annual shareholder report contains important information about the SEI DBi Multi-Strategy Alternative ETF (the "Fund") for the period from October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.seic.com/mutual-fund-documentation/prospectuses-and-reports. You can also request this information by contacting us at 610-676-1000. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
SEI DBi Multi-Strategy Alternative ETF	$118	1.16%Footnote Reference(1)
Footnote	Description
Footnote(1)	The expense ratio includes a proxy fee expense and reorganization expenses. Had these expenses been excluded the ratio would have been 1.01%.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

SEI DBi Multi-Strategy Alternative ETF* - $11,260
Bloomberg U.S. Aggregate Bond Index (USD) (TR)† - $11,108
ICE BofA U.S. 3-Month Treasury Bill Index (USD) - $11,152
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
Jun/23
Sep/23
Sep/24
Sep/25

	SEI DBi Multi-Strategy Alternative ETFFootnote Reference*	Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference†	ICE BofA U.S. 3-Month Treasury Bill Index (USD)
Jun/23	$10,000	$10,000	$10,000
Sep/23	$10,159	$9,677	$10,131
Sep/24	$10,912	$10,796	$10,684
Sep/25	$11,260	$11,108	$11,152
Footnote	Description
Footnote*	The Fund commenced operations on August 25, 2025 when the SEI Institutional Managed Trust Liquid Alternative Fund (“Acquired Fund”) reorganized into the Fund. For periods prior to August 25, 2025, the Fund’s performance information is based on the performance of the Acquired Fund’s Class F Shares. In anticipation of the reorganization, Acquired Fund Class F shares implemented a contractual fee wavier on August 3, 2025 that limited Class F’s total fund operating expenses to an amount equal to the Fund’s expected total annual fund operation expenses. The Fund’s returns would have only differed from the returns of the Acquired Fund’s Class F Shares to the extent that, prior to the implementation of the contractual fee waiver, the total fund operating expenses of the Class F Shares were higher than the Fund’s current total annual fund operation expenses.
Footnote†	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

How did the Fund perform in the last year?

The Fund underperformed its benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, for the 12-month period ending September 30, 2025.

Dynamic Beta Investments (DBi) is the Fund’s sole sub-adviser, which manages the Fund’s active exposure through a portfolio of exchange-traded futures.

The Fund registered gains in equity index trading and losses in currency and fixed income trading during the reporting period. Equity trading captured the generally positive momentum in equity markets despite the short-lived volatility in early 2025. At the end of the period, the Fund retained significant long exposure to several equity indices. Within the Fund’s fixed income portfolio, there were short positions in 10-year U.S. Treasury notes and 30-year bonds, which incurred losses in the fourth quarter of 2024 and the first quarter of 2025 as yields fell. At the end of the reporting period, the Fund’s positioning was mixed, with a long position in the 10-year Treasury note and a short position in the 30-year bond. Regarding currency exposure, the Fund entered 2025 with a large long U.S. dollar position, which was hampered as the greenback weakened in the first two quarters of the year. The Fund subsequently took a long position in the U.S. dollar.

Consistent with the Fund’s strategy, all active exposure is implemented through derivatives, particularly exchange-traded futures.

Average Annual Total Returns as of September 30, 2025

Fund/Index Name	1 Year	Annualized Since Inception
SEI DBi Multi-Strategy Alternative ETFFootnote Reference*	3.19%	5.40%
Bloomberg U.S. Aggregate Bond Index (USD) (TR)Footnote Reference†	2.88%	4.77%
ICE BofA U.S. 3-Month Treasury Bill Index (USD)	4.38%	4.96%

Since its inception on June 30, 2023. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.

Key Fund Statistics as of September 30, 2025

Total Net Assets (000's)	Number of Holdings	Total Advisory Fees Paid (000's)	Portfolio Turnover Rate
$188,904	14	$959	0%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Futures Contracts	0.6%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
MSCI Emerging Markets Index	0.4%
S&P 500 Index E-MINI	0.2%
NASDAQ 100 Index E-MINI	0.1%
Japanese Yen	0.1%
Russell 2000 Index E-MINI	0.0%
CAD Currency	0.0%
U.S. 10-Year Treasury Note	0.0%
MSCI EAFE Index	0.0%
U.S. Dollar Index	0.0%
Euro FX	0.0%

Material Fund Changes

The SEI DBi Multi-Strategy Alternative ETF reorganized from SEI Institutional Managed Trust Liquid Alternative Fund ("Predecessor Fund") effective as of the close of business August 22, 2025. The reorganization, approved by the Board of Trustees in 2025, was deemed in the best interest of shareholders. The Fund and the Predecessor Fund have the same investment objectives and principal investment strategies. Returns prior to the reorganization are those of the Predecessor Fund.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  610-676-1000

  https://www.seic.com/mutual-fund-documentation/prospectuses-and-reports

  https://www.seic.com/mutual-fund-documentation/proxy-voting

SEI DBi Multi-Strategy Alternative ETF

SEI Exchange Traded Funds - QALT

Principal Listing Exchange: NASDAQ

Annual Shareholder Report: September 30, 2025

QALT-AR-2025

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Christine Reynolds. Mses. Cote and Reynolds are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2025			Fiscal Year 2024
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$22,000	N/A	$0	$22,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (2)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(3)	$0	$291,683	$0	$0	$359,174	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax fees include amounts related to tax compliance and consulting services.

(3)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1)   The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2025	Fiscal Year 2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2025 and 2024 were $291,683 and $359,174, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedules of Investments are included as part of the Financial Statements and Financial Highlights filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements and Financial Highlights filed herein.

September 30, 2025

ANNUAL FINANCIALS AND OTHER INFORMATION

SEI Exchange Traded Funds

SEI DBi Multi-Strategy Alternative ETF

seic.com

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedule of Investments	1
Glossary	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	20
Notice to Shareholders (Unaudited)	21
Other Information (Form N-CSR Items 8-11) (Unaudited)	22

SCHEDULE OF INVESTMENTS
September 30, 2025

SEI DBi Multi-Strategy Alternative ETF

A list of the open futures contracts held by the Fund at September 30, 2025, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation)(Thousands)
Long Contracts
3 Month SOFR	535	Mar-2027	$129,847	$129,623	$(224)
AUD Currency	25	Dec-2025	1,670	1,655	(15)
Euro FX	112	Dec-2025	16,509	16,508	(1)
MSCI EAFE Index	127	Dec-2025	17,655	17,687	32
MSCI Emerging Markets	799	Dec-2025	53,627	54,321	694
NASDAQ 100 Index E-MINI	15	Dec-2025	7,232	7,470	238
Russell 2000 Index E-MINI	30	Dec-2025	3,601	3,683	82
S&P 500 Index E-MINI	99	Dec-2025	32,901	33,357	456
S&P Mid Cap 400 Index E-MINI	14	Dec-2025	4,620	4,601	(19)
U.S. 10-Year Treasury Note	579	Dec-2025	65,080	65,137	57
U.S. Dollar Index	36	Dec-2025	3,505	3,508	3
			336,247	337,550	1,303
Short Contracts
CAD Currency	(210)	Dec-2025	$(15,206)	$(15,140)	$66
Japanese Yen	(723)	Dec-2025	(61,796)	(61,581)	215
U.S. Long Treasury Bond	(252)	Dec-2025	(28,948)	(29,382)	(434)
			(105,950)	(106,103)	(153)
			$230,297	$231,447	$1,150
Percentages are based on Net Assets of $188,904 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2025, in valuing the Fund's other financial instruments carried at value ($ Thousands):

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,843	–	–	1,843
Unrealized Depreciation	(693)	–	–	(693)
Total Other Financial Instruments	1,150	–	–	1,150

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds	1

Glossary (abbreviations which may be used in the preceding Schedule of Investments):

Portfolio Abbreviations	Currency Abbreviations
EAFE — Europe, Australasia and Far East	AUD — Australian Dollar
SOFR — Secured Overnight Financing Rate	CAD — Canadian Dollar

2	SEI Exchange Traded Funds

STATEMENT OF ASSETS AND LIABILITIES ($ Thousands)
September 30, 2025

SEI DBi Multi- Strategy Alternative ETF
Assets:
Cash	$160,229
Cash pledged as collateral for futures contracts	17,130
Due from broker	11,270
Receivable for variation margin on futures contracts	526
Dividends and interest receivable	498
Total Assets	189,653
Liabilities:
Reorganization fees payable	250
Investment advisory fees payable	174
Payable for variation margin on futures contracts	325
Total Liabilities	749
Net Assets	$188,904
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$184,936
Total distributable earnings	3,968
Net Assets	$188,904
Net Asset Value, Offering and Redemption Price Per Share	$25.37
($188,903,883 ÷
7,444,631 shares)

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds	3

STATEMENT OF OPERATIONS ($ Thousands)

For the year ended September 30, 2025

SEI DBi Multi- Strategy Alternative ETF*
Investment income:
Interest income	$7,499
Total investment income	7,499
Expenses:
Investment advisory fees	1,023
Administration fees	523
Shareholder servicing fees	398
Trustee fees	5
Chief Compliance Officer fees	2
Legal fees	213
Printing fees	44
Audit fees	27
Custodian/wire agent fees	13
Registration fees	12
Proxy fees	25
Other expenses	8
Total expenses	2,293
Waiver of investment advisory fees	(64)
Waiver of administration fees	(6)
Waiver of shareholder servicing fees	(28)
Net expenses	2,195
Net investment income	5,304
Net realized gain (loss) on:
Futures contracts	2,269
Net realized gain	2,269
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,793)
Net change in unrealized appreciation (depreciation)	(1,793)
Net realized and unrealized gain	476
Net increase in net assets resulting from operations	$5,780

*	Effective as of close of business on August 22, 2025, the SEI Institutional Managed Trust Liquid Alternative Fund was reorganized into the SEI DBi Multi-Strategy Alternative ETF. Information presented prior to the close of business on August 22, 2025, is that of the SEI Institutional Managed Trust Liquid Alternative Fund. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

4	SEI Exchange Traded Funds

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

SEI DBi Multi-Strategy Alternative ETF(1)
	10/1/2024 to 9/30/2025	10/1/2023 to 9/30/2024
Operations:
Net investment income	$5,304	$4,901
Net realized gain	2,269	1,819
Net change in unrealized appreciation (depreciation)	(1,793)	2,811
Net increase in net assets resulting from operations	5,780	9,531
Distributions:	—	N/A
Class F	(10,059)	(111)
Class Y	(1,081)	(280)
Total distributions	(11,140)	(391)
Capital share transactions:
Proceeds from shares issued	—	N/A
Reinvestment of dividends & distributions	—	N/A
Cost of shares redeemed	(635)	N/A
Reorganization transactions#	186,746	N/A
Net increase/(decrease) in net assets derived from capital share transactions	186,111	N/A
Class F^:
Proceeds from shares issued	39,897	203,720
Reinvestment of dividends & distributions	9,661	78
Cost of shares redeemed	(39,689)	(29,030)
Reorganization transactions#	(186,746)	—
Net increase/(decrease) in net assets derived from Class F capital share transactions	(176,877)	174,768
Class Y^:
Proceeds from shares issued	1,532	11,292
Reinvestment of dividends & distributions	1,069	280
Cost of shares redeemed	(21,304)	(3,105)
Net increase/(decrease) in net assets derived from Class Y capital share transactions	(18,703)	8,467
Net increase/(decrease) in Net Assets from capital share transactions	(9,469)	183,235
Net increase/(decrease) in net assets	(14,829)	192,375
Net assets:
Beginning of year	203,733	11,358
End of year	$188,904	$203,733
Share Transactions:
Shares issued	—	N/A
Shares issued in lieu of dividends and distributions	—	N/A
Shares redeemed	(25)	N/A
Reorganization transactions#	7,470	N/A
Increase (decrease) in net assets derived from share transactions	7,445	N/A
Class F:^
Shares issued	3,935	20,010
Shares issued in lieu of dividends and distributions	937	8
Shares redeemed	(3,919)	(2,752)
Reorganization transactions#	(18,271)	—
Increase (decrease) in net assets derived from Class F transactions	(17,318)	17,266
Class Y:^
Shares issued	148	1,072
Shares issued in lieu of dividends and distributions	104	28
Shares redeemed	(2,119)	(298)
Increase (decrease) in net assets derived from Class Y transactions	(1,867)	802
Increase (decrease) in capital shares	(11,740)	18,068

(1)	On August 3, 2025, the Class Y shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the Fund's Class F shares.
^	Activity shown for Class F and Class Y pertains to the SIMT Liquid Alternative Fund.
#	See Note 8 in the Notes to Financial Statements.

N/A – Not applicable.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds	5

FINANCIAL HIGHLIGHTS

For the year or period ended September 30,

For a share outstanding throughout each year or period

	Net asset value, beginning of year or period	Net investment income(1)	Net realized and unrealized gains (losses)	Total from operations	Distributions from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year or period	Total Return†	Net assets, end of year or period ($ Thousands)	Ratio of net expenses to average net assets		Ratio of expenses to average net assets (excluding waivers)	Ratio of net investment income to average net assets	Portfolio turnover rate†
SEI DBi Multi-Strategy Alternative ETF(2)
2025	$25.98	$0.67	$0.13	$0.80	$(0.82)	$(0.59)	$(1.41)	$25.37	3.19%	$188,904	1.16	%(3)	1.22%	2.71%	–%
2024^	24.85	0.96	0.83	1.79	(0.44)	(0.22)	(0.66)	25.98	7.39	183,858	1.04		1.10	3.72	–
2023^(4)	24.46	0.37	0.02	0.39	–	–	–	24.85	1.60	531	1.04		4.16	5.70	–

†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
^	Per share amounts have been adjusted for the reorganization of the SIMT Liquid Alternative Fund into the SEI DBi Multi-Strategy Alternative ETF (the "Fund") via issuance of 0.4088 shares of the Fund in exchange for every Class F share of the SIMT Liquid Alternative Fund. Prior to the Reorganization, the share classes of the SIMT Liquid Alternative Fund were consolidated into a single class of shares (see Note 8 in the Notes to Financial Statements).
(1)	Per share calculated using average shares.
(2)	Effective as of close of business on August 22, 2025, the SIMT Liquid Alternative Fund was reorganized into the Fund. Information presented prior to close of business August 22, 2025 is that of the SIMT Liquid Alternative Fund. See Note 1 in the Notes to Financial Statements.
(3)	The expense ratio includes a proxy fee expense and reorganization expenses. Had these expenses been excluded the ratio would have been 1.01%.
(4)	Commenced operations on June 30, 2023. All ratios for the period have been annualized.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Exchange Traded Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2025

1. ORGANIZATION

SEI Exchange Traded Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 7, 2021.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company comprising of eight Funds. As of September 30, 2025, the SEI DBi Multi-Strategy Alternative ETF (the “Fund”), is a diversified fund and the only Fund contained within this report. The Fund’s prospectus outlines its investment objective, principal investment strategies, and associated risks. The Fund’s assets are segregated, and an Authorized Participant’s interest is limited to the specific Fund in which shares are held.

The Board of Trustees of SEI Institutional Managed Trust (SIMT) (the “Target Entity”) approved, on behalf of the SIMT Liquid Alternative Fund (the “Acquired Fund”), an Agreement and Plan of Reorganization (the “Reorganization”) dated August 21, 2025, with SEI Exchange Traded Funds (the “Acquiring Entity”), specifically its newly created series, the SEI DBi Multi-Strategy Alternative ETF (the “Acquiring Fund”).

The Reorganization involved the transfer of all assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares were then distributed to shareholders of the Acquired Fund, resulting in the complete liquidation and dissolution of the Acquired Fund. The Acquiring Fund is a shell series created solely for this purpose and had no prior assets or liabilities other than seed capital.

Prior to the closing date of August 22, 2025, the Acquired Fund consolidated its share classes into a single class and redeemed all fractional shares (see Note 8, Reorganization). This ensured that each shareholder held a single class of shares with an aggregate value equal to their previous holdings.

Upon the closing, shareholders of the Acquired Fund received Acquiring Fund Shares on a pro rata basis, with ownership recorded electronically by the Acquiring Fund’s transfer agent. No physical share certificates were issued, and fractional shares were not distributed.

The Acquiring Fund assumed the performance history, financial records, and tax attributes of the Acquired Fund, including earnings and profits and capital loss carryovers. Additionally, the Acquired Fund provided all necessary shareholder documentation, tax records, and compliance certifications to the Acquiring Fund to ensure continuity and regulatory compliance.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guideline for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security Valuation — Pursuant to the requirement of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund’s investments with readily available market quotations in accordance with the Fund’s Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Fund pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to the Fund’s investments that do not have readily available market quotations or quotations that is no longer reliable. SIMC has appointed a Valuation Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s Valuation and Pricing Policy (together the “Policy”). A security listed on a securities exchange, market or automated quotation system for which quotation is readily available (other than a security traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the security is traded or, if there is no such reported sale, at the most recent quoted bid price. The Fund values a security traded on NASDAQ at the NASDAQ Official Closing Price. A redeemable security issued by an open-end investment company is valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETF, which is priced as equity security. This open-end investment company’s share is offered in a separate prospectus, which describes the process by which the applicable investment company’s NAV is determined. The price of a foreign security is reported in local currency and converted to U.S. dollars using currency exchange rate. If a security’s price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker.

SEI Exchange Traded Funds	7

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2025

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify SIMC, as Valuation Designee, if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy.

The Committee must monitor for circumstance that may necessitate that a security be valued using Fair Value Procedure which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal condition it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restriction; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedure, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Example of factor the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the force that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in the Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodology for determining and calculating the fair value of holding of the Fund, including specifying the key input and assumption specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable input and to establish classification of fair value measurement for disclosure purpose. Input refer broadly to the assumption that a market participant would use in pricing an asset. Input may be observable or unobservable. An observable input is an input that reflects the assumption a market participant would use in pricing the asset or liability based on market data obtained from a source independent of the reporting entity. An unobservable input is an input that reflects the reporting entity’s own assumption about the assumption a market participant would use in pricing the asset or liability based on the best information available in the circumstance.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in an active market for an identical investment;

Level 2 — other significant observable inputs (including quoted price for a similar investment, interest rate, prepayment speed, credit risk, etc.); and

Level 3 — significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investment).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurements.

The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

8	SEI Exchange Traded Funds

For the year ended September 30, 2025, there has been no significant change to the inputs or the Trust’s fair valuation methodology.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Fund investing in international securities are maintained in U.S. dollars on the following basis:

(i)    market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii)    purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2025, if applicable.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income and net capital gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investment in Real Estate Investment Trust (“REIT”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Creation Unit — The Fund issues and redeems its shares (“Shares”) on a continuous basis at NAV and only in large blocks of Shares referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

SEI Exchange Traded Funds	9

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2025

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreement — SIMC serves as the investment adviser (the "Adviser") to the Fund.

For the period October 1, 2024, through August 22, 2025, during which the Fund operated as a mutual fund, SIMC was entitled to a fee of 0.50% which was calculated daily and paid monthly based on the average daily net assets of the Fund. SEI Investments Global Funds Services (the “Administrator”) provided administrative and transfer agency services for an annual fee based on average daily net assets. SEI Investments Distribution Co. (the “Distributor”) served as the distributor of the Fund’s shares. The Fund had adopted a Shareholder Services Plan applicable to Class F Shares, allowing for service fees based on average daily net assets of 0.25%. These fees were paid to the Distributor, which could use them to compensate financial intermediaries for shareholder services. The Adviser, Administrator, and/or Distributor voluntarily agreed to waive a portion of their fees to maintain total direct operating expenses (excluding certain items such as interest from borrowings, taxes, brokerage commissions, Trustee fees, proxy fees, prime brokerage fees, interest and dividend expenses related to short sales and extraordinary expenses, not to include reorganization expenses) at a specified level. These waivers were voluntary and could be discontinued at any time.

The following is a summary of annual fees payable to the Administrator:

First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
0.300%	0.2550%	0.2100%	0.1650%	0.120%

The Acquired Fund is responsible for all expenses solely and directly related to the reorganization, including legal, accounting, registration, and mailing costs. However, any costs that could jeopardize the tax status or regulatory treatment of either fund must be paid by the party that directly incurs them.

Following the Acquired Fund’s reorganization to an exchange-traded fund ("ETF"), the Adviser is entitled to a contractual Advisory Fee (expressed as an annual rate) of 0.80% which is calculated daily and paid monthly based on average daily net assets. Under the ETF structure, SIMC has agreed to pay all Fund expenses, except for the fees paid to SIMC for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, distribution fees or expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any), fees and expenses of the Board of Trustees, litigation expenses and any extraordinary expenses.

The Administrator continues to provide administrative services, and the Distributor now acts as the distributor of creation units. The Fund has adopted a Distribution and Servicing Plan that permits payment of up to 0.25% of average daily net assets for distribution and/or shareholder servicing; however, no such payments have been authorized as of the reporting date. Brown Brother Harriman & Co. serves as transfer agent for the Fund.

As of September 30, 2025, Dynamic Beta Investments LLC is the sub-advisor in the Fund.

Brokerage Commission Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended September 30, 2025.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

10	SEI Exchange Traded Funds

As of, and during the year ended September 30, 2025, the Trust had not participated in the Program.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 2025, the Fund did not purchase or sell any investment securities or engage in any in-kind transactions associated with creations and redemptions.

5. DERIVATIVE TRANSACTIONS

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of September 30, 2025, was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities	Fair Value		Statement of Assets and Liabilities	Fair Value
Derivatives not accounted for as hedging instruments:
SEI DBi Multi-Strategy Alternative ETF
Interest rate contracts	Unrealized appreciation on futures contracts	$57	*	Unrealized depreciation on futures contracts	$658	*
Equity contracts	Unrealized appreciation on futures contracts	1,502	*	Unrealized depreciation on futures contracts	19	*
Foreign exchange contracts	Unrealized appreciation on futures contracts	284	*	Unrealized depreciation on futures contracts	16	*
Total Derivatives not accounted for as hedging instruments		$1,843			$693

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2025:

Amount of realized gain (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
SEI DBi Multi-Strategy Alternative ETF
Interest rate contracts	$—	$—	$(5,025)	$—	$—	$(5,025)
Foreign exchange contracts	—	—	(1,460)	—	—	(1,460)
Equity contracts	—	—	8,754	—	—	8,754
Total	$—	$—	$2,269	$—	$—	$2,269

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
SEI DBi Multi-Strategy Alternative ETF
Interest rate contracts	$—	$—	$(207)	$—	$—	$(207)
Foreign exchange contracts	—	—	333	—	—	333
Equity contracts	—	—	(1,919)	—	—	(1,919)
Total	$—	$—	$(1,793)	$—	$—	$(1,793)

SEI Exchange Traded Funds	11

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2025

The following table discloses the average quarterly balances of the Fund’s derivative activity during the year ended September 30, 2025 ($ Thousands):

SEI DBi Multi-Strategy Alternative ETF
Futures Contracts:
Average Notional Balance Long	$288,313
Average Notional Balance Short	95,737

6. FEDERAL TAX INFORMATION

It is the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gain). Accordingly, no provision for Federal income tax is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of September 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax return for tax years for which the applicable statutes of limitation have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2025, and September 30, 2024, were as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
SEI DBi Multi-Strategy Alternative ETF
2025	$8,392	$2,748	$—	$—	$11,140
2024	311	80	—	—	391

As of September 30, 2025, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
SEI DBi Multi-Strategy Alternative ETF	$3,684	$284	$—	$—	$—	$—	$—	$—	$3,968

For Federal income tax purposes, the cost of securities owned at September 30, 2025, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at September 30, 2025, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
SEI DBi Multi-Strategy Alternative ETF*	$—	$—	$—	$—

*	The federal income tax cost of investments is not presented as all positions consist solely of futures contracts, which are marked-to-market daily under Section 1256 of the Internal Revenue Code. As a result, there is no meaningful book cost to report for federal tax purposes.

12	SEI Exchange Traded Funds

7. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, the Fund may have one of more of the following principal risks:

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Long/Short Risk — The Fund seeks long exposure to certain financial instruments and short exposure to certain other financial instruments. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

Asset Allocation Risk — Through the Fund's investments in derivatives it is indirectly subject to asset allocation risk, which is the risk that the allocation of the Fund's assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities, including debt securities, denominated in foreign currencies, as well as the Fund’s investments in currency futures contracts, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad. Although the Sub-Adviser may use currency futures contracts in an attempt to mitigate currency risk, there is no guarantee that such positions will be successful in reducing the risk in the portfolio.

Equity Market Risk — The Fund may be exposed to equity market risk through the Fund’s investments in derivatives. Equity market risk is the risk that the market value of an equity security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The Fund may be exposed to fixed income market risk through the Fund’s investments in derivatives or through the Fund’s investments in ETFs. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund (or an underlying ETF) to sell investments into a declining or illiquid market.

SEI Exchange Traded Funds	13

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2025

Information Risk — The Sub-Adviser relies on information published by third parties when constructing and maintaining the Composite, including information about private funds. Because private funds are only required to make limited information about their operations and investments publicly available, the information used by the Sub-Adviser may be incomplete, inaccurate or out of date and the Sub-Adviser will be limited it its ability to verify the accuracy of such information. In addition, because any errors in the underlying data sources may not be readily discoverable, the Sub-Adviser could make investment decisions based on inaccurate information, which could influence the Fund’s investments, alter the Fund’s risk profile and change the Fund’s performance. Data sources used by the Sub-Adviser (or underlying data sources used by third parties on which the Sub-Adviser relies) could change the frequency with which they make data available or change the universe of data that is available, both of which could affect the Sub-Adviser’s ability to construct and maintain the Composite. Changes in regulation could result in such data providers deciding to cease or substantially change their business, which could similarly affect the Sub-Adviser.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Real Estate Investment Trusts (REITs) Risk — The Fund may be exposed to REITs risk through the Fund’s investments in derivatives. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s indirect investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Corporate Fixed Income Securities Risk — The Fund may be exposed to corporate fixed income securities risk through the Fund’s investments in derivatives. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

To-Be-Announced (TBA) Transactions Risk — The Fund may be exposed to TBA transactions risk through the Fund’s investments in derivatives. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Investment Style — Investment style risk is the risk that the Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

U.S. Government Securities Risk — The Fund may be exposed to U.S. government securities risk through the Fund’s investments in derivatives. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

14	SEI Exchange Traded Funds

Asset-Backed Securities Risk — The Fund may be exposed to asset-backed securities risk through the Fund’s investments in derivatives. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — The Fund may be exposed to mortgage-backed securities risk through the Fund’s investments in derivatives. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described below. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — The Fund may be exposed to mortgage dollar rolls risk through the Fund’s investments in derivatives. Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Below Investment Grade Securities (Junk Bonds) Risk — The Fund may be exposed to below investment grade securities (junk bond) risk through the Fund’s investments in derivatives. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Preferred Stock Risk — The Fund may be exposed to preferred stock risk through the Fund’s investments in derivatives. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Depositary Receipts Risk — The Fund may be exposed to depositary receipts risk through the Fund’s investments in derivatives. Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

SEI Exchange Traded Funds	15

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2025

Zero Coupon Bonds Risk — Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Zero-coupon bonds may also be subject to unique tax considerations for the Fund.

Cash Management Risk — The value of the investments held by the Fund for cash management purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds uninvested cash, the Fund will not earn income on the cash. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Money Market Funds — An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). To the extent the Fund invests in derivative instruments, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Commercial Paper Risk — The Fund may be exposed to commercial paper risk through the Fund’s investments in derivatives. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Warrants Risk — The Fund may be exposed to warrants risk through the Fund’s investments in derivatives. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Supranational Entities Risk — The Fund may be exposed to supranational entities risk through the Fund’s investments in derivatives. The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Foreign Sovereign Debt Securities Risk — The Fund may be exposed to foreign sovereign debt securities risk through the Fund’s investments in derivatives. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

16	SEI Exchange Traded Funds

Event-Driven Risk — Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.

Directional and Tactical Strategies Risk — The risk that the investment decisions made by the Adviser or Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Adviser or Sub-Adviser and may cause the Fund’s shares to lose value.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Market Trading Risk — The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Active trading markets for the Fund’s shares may not be developed or maintained by market makers or Authorized Participants (as defined above). Authorized Participants are not obligated to make a market in the Fund’s shares or to submit purchase or redemption orders for Creation Units (as defined below). In times of market stress, market makers or Authorized Participants may step away from their respective roles, which could lead to variances between the market price of the Fund’s shares and its underlying NAV. Trading in shares on an exchange may be halted in certain circumstances. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. Any of these factors could lead the Fund’s shares to trade at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market, particularly during times of market stress. SIMC or a Sub-Adviser cannot predict whether shares will trade above (premium), below (discount) or at NAV or whether the spread between bid and ask prices will widen. In addition, there can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Fund will continue to be met.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying holdings. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to wider bid-ask spreads and differences between the market value of the Fund’s shares and the Fund’s net asset value.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Tax Risk — To the extent the Fund invests in commodities and commodity derivatives, it will seek to restrict its income from such investments that do not generate qualifying income, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to permit the Fund to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with the qualifying income test could have significant negative consequences to Fund shareholders. The tax treatment of the commodity futures in which the Fund invests may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

SEI Exchange Traded Funds	17

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2025

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities. Generally, the value of fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Duration Risk — Longer-term securities tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, which may cause proceeds to be reinvested at generally lower interest rates.

Operational Risk — The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

Authorized Participant Concentration Risk — Only broker-dealers (referred to as Authorized Participants or APs) that have executed authorized participation agreements with respect to the Trust may engage in creation or redemption transactions directly with the Fund, and no AP is obligated to engage in creation and/ or redemption transactions. To the extent that APs exit the business or are unable to proceed with orders, Fund shares may be more likely to trade at a premium or discount to NAV, have wider spreads between bid and ask prices, have wider spreads between bid and ask prices or face trading halts or delisting.

Cybersecurity Risk — Failures or breaches of the electronic systems of the Fund, SIMC, the Fund’s distributor, and other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders.

8. REORGANIZATION

Effective as of the close of business on August 22, 2025, the SEI DBi Multi-Strategy Alternative ETF (the “Acquiring Fund”) acquired all of the assets and assumed all of the liabilities of the SIMT Liquid Alternative Fund (the “Acquired Fund”), pursuant to a Plan of Reorganization approved by the Board of Trustees. The Board believed the Reorganization was in the best interests of the Acquired Fund shareholders as they would benefit from lower expenses and intraday trading. The Acquiring Fund is the legal surviving entity in the Reorganization, while the Acquired Fund is the accounting survivor or continuing portfolio for purposes of financial and performance history. The Reorganization was accomplished by a tax-free exchange as follows:

For every 1 share of the SIMT Liquid Alternative Fund, shareholders received 0.4088 shares of the SEI DBi Multi-Strategy Alternative ETF. Immediately following the Reorganization, SEI DBi Multi-Strategy Alternative ETF held 7,469,631 shares outstanding and net assets of $186,745,983.

Prior to the Reorganization, on August 3, 2025, the Class Y shares of the SIMT Liquid Alternative Fund were converted to Class F shares. Additionally, prior to the Reorganization shareholders received a cash payment for each fractional share they held. The performance and financial history shown of the class is solely that of the Fund's Class F shares.

The investment objectives and accounting policies of both funds are substantially the same. No securities were bought or sold by the Acquiring Fund to realign its portfolio following the reorganization. Refer to the Fund’s Statement of Assets and Liabilities for details regarding the cost of the Reorganization.

9. SEGMENT REPORTING

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023- 07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s single investment objective which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

18	SEI Exchange Traded Funds

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Management is evaluating the impact of these changes on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements.

SEI Exchange Traded Funds	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees

SEI Exchange Traded Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SEI DBi Multi-Strategy Alternative ETF, one of the funds comprising SEI Exchange Traded Funds (formerly, Liquid Alternative Fund, one of the funds comprising SEI Institutional Managed Trust) (the Fund), including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and for the period from June 30, 2023 (commencement of operations) to September 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from June 30, 2023 to September 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 26, 2025

20	SEI Exchange Traded Funds

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a September 30, 2025, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2025, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2025, the Fund is designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)	(J) Qualifying Business Income(6)	FTC
SEI DBi Multi-Strategy Alternative ETF	0.00%	24.67%	75.33%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A) and (B) are based on the percentage of the Fund’s total distribution.

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of the Fund.

Item (F) is based on the percentage of gross income of the Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Exchange Traded Funds	21

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (UNAUDITED)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

At a Special Meeting of Shareholders held on February 26, 2025, shareholders of the SEI Institutional Managed Trust elected Trustees. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. In addition to the Trustees elected below, William M. Doran continued to serve as a Trustee until his retirement on May 31, 2025.

Proposal 1-To elect a Board of Trustees.

Director	Votes For	Votes Withheld	Abstained	Broker Non-Votes
Robert A. Nesher	988,272,837	26,557,629	N/A	N/A
Nina Lesavoy	988,730,489	26,099,988	N/A	N/A
James M. Williams	988,412,827	26,417,643	N/A	N/A
James B. Taylor	988,860,336	25,970,138	N/A	N/A
Susan C. Cote	988,830,742	25,999,733	N/A	N/A
Christine Reynolds	989,082,348	25,748,133	N/A	N/A
Thomas Melendez	988,381,324	26,449,153	N/A	N/A
Dennis J. McGonigle	988,908,727	25,921,751	N/A	N/A
Eli Powell Niepoky	988,848,487	25,981,987	N/A	N/A
Kimberly Walker	988,917,928	25,912,548	N/A	N/A

Proposal 2 - To amend the Agreement and Declaration of Trust to reduce the shareholder quorum requirement from a majority to one-third (33-1/3%).

Votes For	Votes Against	Abstained	Broker Non-Votes
910,935,815	28,574,014	22,596,684	N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

SEI Exchange Traded Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the SEI DBI Multi-Strategy Alternative ETF (the “Fund”). Pursuant to a separate sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-adviser, Dynamic Beta Investments LLC (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Fund. The Sub-Adviser is also responsible for managing their employees who provide services to the Fund. The Sub-Adviser is selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Fund’s Trustees must request and evaluate, and SIMC and the Sub-Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

22	SEI Exchange Traded Funds

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to proposed new Fund of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC proposes to charge the Fund and the level of the sub-advisory fees that SIMC proposes to pay the Sub-Adviser compared with fees each charge to comparable accounts; (vi) the advisory fees proposed to be charged by SIMC and the Fund’s overall or estimated fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Fund in connection with the renewal or approval of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the estimated level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Fund’s performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Fund’s benchmark indexes. Please note that the Fund was converted from the SEI Institutional Managed Trust SEI Liquid Alternatives Fund (the “Predecessor Fund”) on August 25, 2025, into the SETF SEI DBi Multi-Strategy Alternative ETF. While the Fund entered into new Investment Advisory Agreements, the Board considered information available in connection with the Predecessor Fund when evaluating the Investment Advisory Agreements.

At the April 1-3, 2025 meeting the Board approved an amended fee schedule to the Advisory Agreement and a new Sub-Advisory Agreement for the Fund. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services proposed to be provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates proposed to be dedicated to the Fund. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by or proposed to be provided by SIMC and the Sub-Adviser to the Fund and the resources of SIMC and the Sub-Adviser and their affiliates dedicated or proposed to be dedicated to the Fund were sufficient to support the initial approval of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative and other non-investment advisory services provided to the Fund by SIMC and/or its affiliates.

SEI Exchange Traded Funds	23

OTHER INFORMATION (FORM N-CSR ITEMS 8-11) (UNAUDITED) (Concluded)

Performance. Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the extent to which economies of scale would be realized by SIMC and its affiliates as the assets of the Fund grows. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance or the extent to which economies of scale would be realized by SIMC as the assets of the Fund grows. The Board did, however, consider SIMC’s performance in providing advisory services to various affiliated funds overseen by the Board, including the Predecessor Fund. In determining whether to approve SIMC’s Advisory Agreement, the Trustees considered the Predecessor Fund’s performance relative to its peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for the Predecessor Fund, noting that they receive performance reports that permit them to monitor the Predecessor and the Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Predecessor Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on net total return and performance consistency for the Predecessor Fund and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Predecessor Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Predecessor Fund was sufficient to support the approval of SIMC’s Advisory Agreement, and the information provided for the Sub-Adviser was sufficient to support the approval of the Sub-Advisory Agreement.

Fees. With respect to the Fund’s estimated expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements, noting that SIMC, in addition to providing advisory services to the Fund, pays all of the operating expenses of the Fund, except the management fees, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, distribution fees or expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any), fees and expenses of the Board, litigation expenses and any extraordinary expenses. Based on discussion at the meeting, the Trustees determined that the fees and expenses were below the average for the respective comparison peer group. With respect to the Fund, the Trustees also considered a Broadridge Report, which included various metrics related to the estimated fund expenses, including, but not limited to the proposed contractual management fee as compared to a universe of comparable funds. When considering fees estimated to be paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser would be compensated by SIMC and not by the Fund directly, and that such compensation with respect to any unaffiliated Sub-Adviser would reflect an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the estimated expenses of the Fund are reasonable and supported the approval of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered the compensation estimated to flow to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the estimated levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser would reflect an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees proposed to be paid to the Sub-Adviser would have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the estimated profitability of SIMC is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale could be realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale could be passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

24	SEI Exchange Traded Funds

SEI EXCHANGE TRADED FUNDS / ANNUAL FINANCIALS AND OTHER INFORMATION / SEPTEMBER 30, 2025

Trustees

Robert A. Nesher, Chairman

Dennis McGonigle

Nina Lesavoy

James M. Williams

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Eli Powell Niepoky

Kimberly Walker

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Marci Morgan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, Pennsylvania 19456

SEI-ETF (9/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Exchange Traded Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer
(Principal Executive Officer)

Date: December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer
(Principal Executive Officer)

Date: December 5, 2025

By	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller and Chief Financial Officer
(Principal Financial Officer)

Date: December 5, 2025